CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Johnny Michel, President, CEO, CFO and Treasurer of Integrated Brand Solutions Inc., hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the quarterly report on Form 10-QSB of Integrated Brand Solutions Inc. for the three month period ended June 30, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Integrated Brand Solutions Inc.

Dated: August 13, 2004

/s/ Johnny Michel
Johnny Michel
President, CEO, CFO and Treasurer (Principal Executive Officer, Principal Financial Officer and Principal Reporting Officer)